AMENDMENT NO. 2 TO EMPLOYMENT AGREEMENT


     This Amendment (this "Amendment") is made and entered into as of December 16, 1998, by and between Success National Bank, a national banking organization ("Employer"), and Christa N. Calabrese ("Employee").

     WHEREAS, Employer and Employee have entered into an Employment Agreement dated as of August 1, 1998 (the "Employment Agreement"); and

     WHEREAS, Employer and Employee desire to amend the Employment Agreement as set forth below.

     NOW, THEREFORE, in consideration of the provisions and undertakings set forth herein, the parties, intending to be legally bound, hereby agree as follows:

1. AMENDMENT. Section 2.1(a) of the Employment Agreement is hereby amended by substituting the dollar amount "$125,000" for the dollar amount "$106,000" in the second line thereof.

2.   MISCELLANEOUS

     2.1 Sole Amendment. The Employment Agreement shall not be amended except as expressly set forth herein.

     2.2 Governing Law. This Amendment shall be interpreted, construed and enforced in accordance with the internal laws of Illinois.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the last date written below.
                                   EMPLOYER
                                   SUCCESS NATIONAL BANK

                              By:  /s/ Wilbur G. Meinen
                                   ------------------------------
                                    Name:  Wilbur G. Meinen
                                    Title:  President and
                                             Chief Executive Officer

                              EMPLOYEE:  /s/ Christa N. Calabrese
                                        ---------------------------
                                        Name:  Christa N. Calabrese